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SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                          CREDIT SUISSE WARBURG PINCUS
                          WORLDPERKS MONEY MARKET FUND
                          CREDIT SUISSE WARBURG PINCUS
                     WORLDPERKS TAX FREE MONEY MARKET FUND

The following information supercedes certain information contained in the Funds' prospectus and statement of additional information.

The Funds' contract with Northwest Airlines relating to the WorldPerks(R) InvestorMiles(SM) Program will terminate on October 31, 2001. As a result, your account with the Funds will generate WorldPerks(R) Miles (formerly known as "WorldPerks(R)Bonus Miles") from Northwest Airlines' WorldPerks(R) InvestorMiles(SM)Program only through October 31, 2001. After that date, your Fund account will no longer generate Miles. The Funds will be sending shareholders a communication in the near future describing their options in light of this development. For inquiries regarding exchanging or redeeming the shares of the Funds, please contact 800-WARBURG.

Dated: August 14, 2001                                             FFNWF-16-0801